UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2015

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 20, 2015, UnitedHealth Group Incorporated (the “Company”) agreed to sell (i) its Floating Rate Notes due January 17, 2017 in the aggregate principal amount of $750,000,000, (ii) its 1.450% Notes due July 17, 2017 in the aggregate principal amount of $750,000,000, (iii) its 1.900% Notes due July 16, 2018 in the aggregate principal amount of $1,500,000,000, (iv) its 2.700% Notes due July 15, 2020 in the aggregate principal amount of $1,500,000,000, (v) its 3.350% Notes due July 15, 2022 in the aggregate principal amount of $1,000,000,000, (vi) its 3.750% Notes due July 15, 2025 in the aggregate principal amount of $2,000,000,000, (vii) its 4.625% Notes due July 15, 2035 in the aggregate principal amount of $1,000,000,000 and (viii) its 4.750% Notes due July 15, 2045 in the aggregate principal amount of $2,000,000,000 (collectively, the “Notes”), pursuant to the Underwriting Agreement, dated July 20, 2015 (the “Underwriting Agreement”), and the Pricing Agreement, dated July 20, 2015 (the “Pricing Agreement”), both among the Company and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters listed on Schedule I to the Pricing Agreement.

The Notes were issued on July 23, 2015 pursuant to the Indenture, dated as of February 4, 2008, between the Company and U.S. Bank National Association, as trustee (the “Indenture”), and Officers’ Certificates and Company Orders, each dated July 23, 2015, relating to each series of the Notes, in each case, pursuant to Sections 201, 301 and 303 of the Indenture.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3, File No. 333-193958 (the “Registration Statement”). The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain documents related to the issuance of the Notes that will be incorporated by reference into the Registration Statement as exhibits thereto.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The Pricing Agreement is filed herewith as Exhibit 1.2. The Officers’ Certificates and Company Orders relating to the Notes, each including the applicable form of Note, are filed herewith as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7 and Exhibit 4.8. The legal opinion with respect to the validity of the Notes is filed herewith as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated July 20, 2015, among the Company and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and UBS Securities LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated July 20, 2015, among the Company and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and UBS Securities LLC, as Representatives of the several Underwriters

4.1

Officers’ Certificate and Company Order, dated July 23, 2015, relating to the Floating Rate Notes due January 17, 2017, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of Floating Rate Notes due January 17, 2017)

4.2	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 1.450% Notes due July 17, 2017, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 1.450% Notes due July 17, 2017)

4.3	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 1.900% Notes due July 16, 2018, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 1.900% Notes due July 16, 2018)

4.4	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 2.700% Notes due July 15, 2020, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.700% Notes due July 15, 2020)

4.5	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 3.350% Notes due July 15, 2022, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.350% Notes due July 15, 2022)

4.6	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 3.750% Notes due July 15, 2025, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.750% Notes due July 15, 2025)

4.7	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 4.625% Notes due July 15, 2035, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 4.625% Notes due July 15, 2035)

4.8	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 4.750% Notes due July 15, 2045, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 4.750% Notes due July 15, 2045)

5.1	Opinion of Hogan Lovells US LLP regarding the validity of the Notes

23.1	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.1)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2015

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Richard J. Mattera
	Name:	Richard J. Mattera
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

1.1	Underwriting Agreement, dated July 20, 2015, among the Company and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and UBS Securities LLC, as Representatives of the several Underwriters

1.2	Pricing Agreement, dated July 20, 2015, among the Company and J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and UBS Securities LLC, as Representatives of the several Underwriters

4.1	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the Floating Rate Notes due January 17, 2017, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of Floating Rate Notes due January 17, 2017)

4.2	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 1.450% Notes due July 17, 2017, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 1.450% Notes due July 17, 2017)

4.3	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 1.900% Notes due July 16, 2018, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 1.900% Notes due July 16, 2018)

4.4	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 2.700% Notes due July 15, 2020, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 2.700% Notes due July 15, 2020)

4.5	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 3.350% Notes due July 15, 2022, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.350% Notes due July 15, 2022)

4.6	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 3.750% Notes due July 15, 2025, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 3.750% Notes due July 15, 2025)

4.7	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 4.625% Notes due July 15, 2035, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 4.625% Notes due July 15, 2035)

4.8	Officers’ Certificate and Company Order, dated July 23, 2015, relating to the 4.750% Notes due July 15, 2045, pursuant to Sections 201, 301 and 303 of the Indenture dated as of February 4, 2008 (including the form of 4.750% Notes due July 15, 2045)

5.1	Opinion of Hogan Lovells US LLP regarding the validity of the Notes

23.1	Consent of Hogan Lovells US LLP (included as part of Exhibit 5.1)